Exhibit 10.15

FIRST AMENDMENT TO PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (this “Amendment”) is made as of the 6th day of October, 2008, by and between BRE/PLUMERIA L.L.C., a Delaware limited liability company (“Seller”), and KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

RECITALS

A. Seller and Buyer are parties to that certain Purchase Agreement dated September 24, 2008 (the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B. Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer agree as follows:

1. Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.

2. Due Diligence Period. Notwithstanding anything to the contrary in Section 4.7 of the Purchase Agreement, the Due Diligence Period is hereby extended to, and shall expire at, 5:00 p.m. (local time where the Property is located) on October 7, 2008.

3. Effectiveness of Agreement. Except as modified by this Amendment, all the terms of the Purchase Agreement are hereby ratified and affirmed, and the same remain unchanged and in full force and effect.

4. Counterparts. This Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.

5. Telecopied Signatures. A counterpart of this Amendment that is signed by one party to this Amendment and telecopied or electronically delivered via .pdf file to the other party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Amendment.

6. Successors and Assigns. All of the terms and conditions of this Amendment shall apply to benefit and bind the successors and assigns of the respective parties.

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IN WITNESS WHEREOF, Seller and Buyer have entered into this Amendment to Purchase Agreement as of the date first above stated.

“SELLER”

BRE/PLUMERIA L.L.C.,
a Delaware limited liability company

By:	/s/ Authorized Signatory
Name:
Title:

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“BUYER”

KBS CAPITAL ADVISORS LLC,
a Delaware limited liability company

By:	/s/ Authorized Signatory
Name:
Title: